--------------------------------------------------------------------------------
          THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                   May 30, 1997



Dear Trust Shareholder:
      Domestic bond investors have experienced higher interest rates in the face of a resilient stock market and stronger economic growth over the past six months. However, as a pre-emptive strike at inflation, the Federal Reserve raised the Federal funds target rate one-quarter of a point at their March policy meeting.

      BlackRock expects that both production and consumption will continue to be strong in the coming months. However, the combined effects of higher interest rates and already rising consumer debt should lead to more moderate economic growth later in 1997. Despite inflation remaining relatively low, strong consumer confidence and robust industrial activity suggest that the potential for future inflation exists. Therefore, BlackRock currently maintains a cautious fundamental outlook for bonds. While we believe that one or two additional interest rate increases by the Fed may still be necessary to temper economic growth, it does not appear that 1997 will be a repeat of the dramatic rise in short term interest rates that the market witnessed in 1994.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and review the major themes that have occurred in the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,



/s/Laurence D. Fink                                     /s/Ralph L. Schlosstein
-------------------                                     -----------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                   May 30, 1997


Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Florida Investment Quality Municipal Trust ("the Trust") for the six months ended April 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RFA". The Trust's investment objective is to provide high current income that is exempt from both regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout Florida, and certain territories and possessions of the United States.

      The table below summarizes the performance of the Trust's stock price and net asset value over the period:

-------------------------------------------------------------------------------
                         4/30/97    10/31/96   CHANGE     HIGH        LOW
-------------------------------------------------------------------------------
STOCK PRICE              $12.75     $12.25      4.08%   $13.125     $12.00
-------------------------------------------------------------------------------
NET ASSET VALUE (NAV)    $13.96     $14.15     (1.34%)  $14.46      $13.70
-------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise during the six month period between November 1, 1996 and April 30, 1997. After reaching their lowest levels since March of 1996, Treasury yields began rising in December after Federal Reserve Chairman Alan Greenspan's commentary on "irrational exuberance" in the financial markets. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, tight labor markets and strong consumer confidence led the Federal Reserve to raise the Federal funds rate by 25 basis points (1/4%) at their March 25, 1997 monetary policy meeting to pre-emptively fight inflation. Hints of moderating economic growth during April proved to be a more accommodating environment for bonds, as Treasury yields fell towards month-end in response to a strong dollar, rising stock market and optimism for a balanced-budget agreement.

      For the six month period, the yield of the 10-year Treasury note rose 0.37% to end April 1997 at 6.71%. However, the 10-year's yield reached a high of 6.98% in mid-April before falling the last two weeks of the month as the likelihood for another interest rate hike by the Federal Reserve at the May meeting decreased. The 10-year municipal general obligation's yield rose only 15 basis points to end the period at 5.05%.

      Florida's economy continues to diversify from its service-based origins and is growing relative to its region and the United States as a whole. Both Florida's population and work force have been rapidly growing. Florida's employment expanded through the recession earlier in the decade and increased 10% between 1992-1996; further, since 1980 Florida's population has increased nearly 50%, bringing the total population to 14.4 million, the 4th largest total in the U.S. These positive economic factors helped spur an upgrade in Florida's bond rating from AAto AA+ by Standard &Poor's since April 1997.

      Municipal bonds outperformed their taxable counterparts over the past six months, with longer maturity municipals generally outperforming shorter maturity issues. The municipal market, as measured by the Lehman Brothers Municipal Bond Index, posted a 2.01% total return from November 1, 1996 through April 1997 as compared against the Lehman Aggregate Index's return of 1.71% over the same period. Investor demand for longer dated municipal issues was particularly pronounced during the first quarter of 1997, in part because of a 10% decline in new issuance due to a higher interest rate environment. Additionally, rising interest rates created increased demand from fixed income investors searching for attractive after-tax yields and as a potential shelter from the volatility of the equity markets.

      Looking ahead, BlackRock will seek to take advantage of potential price weakness in short and intermediate maturity municipals. We believe that new municipal supply will remain low and that strong investor demand should provide a favorable environment for municipal bonds in the coming months.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      The Trust has been emphasizing premium callable bonds, which have performed extremely well as market demand has increased for bonds with a defensive structure. As a result of their strong performance, the Trust may seek to reduce its exposure to premiums and reallocate into par bonds. Additionally, the Trust is currently seeking opportunities to reduce its exposure to lower rated investment grade credits (BBBand A), as the yield differential (or "spread") between lower and higher rated credits has narrowed. Due to this narrowing of credit spreads, which reduces the amount of extra yield investors receive by buying a lower rated credit, the Trust now favors moving into higher credit bonds because of the relatively small yield give-up.

      The following charts compare the Trust's current and October 31, 1996 asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-------------------------------------------------------------------------------
            SECTOR                          APRIL 30, 1997     OCTOBER 31, 1996
-------------------------------------------------------------------------------
        Lease Revenue                           19%                 15%
-------------------------------------------------------------------------------
        Transportation                          17%                 17%
-------------------------------------------------------------------------------
        Power                                   17%                 13%
-------------------------------------------------------------------------------
        City, County & State                    13%                 17%
-------------------------------------------------------------------------------
        Miscellaneous Revenue                    8%                 10%
-------------------------------------------------------------------------------
        Sales Tax                                6%                  4%
-------------------------------------------------------------------------------
        Water & Sewer                            4%                  5%
-------------------------------------------------------------------------------
        Hospital                                 4%                  4%
-------------------------------------------------------------------------------
        Housing                                  4%                  4%
-------------------------------------------------------------------------------
        University                               4%                  4%
-------------------------------------------------------------------------------
        Building                                 4%                  3%
-------------------------------------------------------------------------------
        Utility                                  --                  4%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      STANDARD & POOR'S/MOODY'S/FITCH'S
              CREDIT RATING                APRIL 30 1997       OCTOBER 31, 1996
-------------------------------------------------------------------------------
                 AAA/Aaa                        54%                   50%
-------------------------------------------------------------------------------
                  AA/Aa                         17%                   21%
-------------------------------------------------------------------------------
                   A/A                          16%                   16%
-------------------------------------------------------------------------------
                 BBB/Baa                        13%                   13%
-------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Florida Investment Quality Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,



/s/Robert Kapito                         /s/Kevin Klingert
----------------                         ---------------------------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.





-------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
-------------------------------------------------------------------------------
   Symbol on American Stock Exchange:                          RFA
-------------------------------------------------------------------------------
   Initial Offering Date:                                  May 28, 1993
-------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/97:                         $12.75
-------------------------------------------------------------------------------
   Net Asset Value as of 4/30/97:                             $13.96
-------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/97 ($12.75)1:       5.65%
-------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                    $0.06
-------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                 $0.72
-------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------

THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1997 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                           OPTION
            AMOUNT                                                                             CALL            VALUE
RATING*     (000)                         DESCRIPTION                                       PROVISIONS+       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--150.3%
                     FLORIDA--125.1%
                     Boynton Beach Util. Sys. Rev., FGIC,
AAA         $ 170      Prerefunded, 6.25%, 11/01/20,++ ..................................  11/02 at 102    $  179,532
AAA           830      Unrefunded Balance, 6.25%, 11/01/20 ..............................  11/02 at 102       859,531
A1          1,000    Brevard Cnty. Hlth. Facs., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 .  10/03 at 102       989,060
AAA         1,000    Brevard Cnty. Sch. Brd. C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ......   7/06 at 102       959,940
AAA         1,000    Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA ...............   2/06 at 101       911,070
AAA         1,000    Dade Cnty. Aviation Rev., Miami Int'L Arpt., Ser. C, 5.75%,
                       10/01/25, MBIA ...................................................  10/05 at 102       994,520
AAA         1,000    Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/14, MBIA .........   5/04 at 101     1,019,610
AAA         1,000    Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/14, AMBAC ....... 10/08 at 71.9       354,910
AAA         1,000    First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood &
                       St. Petersburg, 5.75%, 7/01/16, AMBAC ............................   7/06 at 101       995,210
AAA           895    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11 ..   7/04 at 102       920,329
AA          1,000    Florida St. Brd. of Ed., Pub. Ed., Ser. B, 5.875%, 6/01/24 .........   6/05 at 101       999,180
AA          1,000    Florida St. Brd. of Ed., Ser. C, 5.85%, 6/01/18 ....................   6/03 at 101     1,003,190
AAA           500    Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional
                       Fac., 6.25%, 3/01/15, AMBAC ......................................   3/05 at 102       524,395
AA+         1,000    Florida St. Dept. of Trans., 5.80%, 7/01/21 ........................   7/05 at 101       990,980
AAA         1,000    Florida St. Div. of Bond Fin. Dept., Gen. Svcs. Rev., Dept. of
                       Environ. Preservation, Ser. A, 5.75%, 7/01/11, AMBAC .............   7/05 at 101     1,014,300
AAA         1,000    Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%, 10/01/14,
                       AMBAC ............................................................  10/04 at 101       983,290
AAA         1,000    Lee Cnty. Trans. Facs. Rev., 5.75%, 10/01/22, MBIA .................  10/05 at 102       998,680
A           1,000    Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 ......................   7/01 at 102       996,020
Aa          1,000    Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ....  10/99 at 100       965,500
AAA         1,000    Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/14, MBIA ....   7/04 at 102     1,030,800
AAA         1,000    Sunrise Florida Util. Sys. Rev., Ser. A, 5.75%, 10/01/21, AMBAC ....  10/06 at 101       993,490
Baa         1,000    Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ................  10/06 at 102     1,004,010
                                                                                                           ----------
                                                                                                           19,687,547
                                                                                                           ----------
                     PUERTO RICO--25.2%
                     Puerto Rico Elec. Pwr. Auth. Rev.,
BBB+        1,000      Ser. U, 6.00%, 7/01/14 ...........................................   7/04 at 102     1,009,170
BBB+        1,000      Ser. T, 6.375%, 7/01/24 ..........................................   7/04 at 102     1,031,880
                     Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Facs., Ser. M,
A           1,000      5.50%, 7/01/21 ................................................... 7/03 at 101.5       940,160
A           1,000      5.75%, 7/01/15 ................................................... 7/03 at 101.5       984,270
                                                                                                           ----------
                                                                                                            3,965,480
                                                                                                           ----------
                       Total Long-Term Investments (cost $22,919,367) ...................                  23,653,027
                                                                                                           ----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTSAPRIL 30, 1997 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL                                                                              OPTION
          AMOUNT                                                                                 CALL         VALUE
RATING*    (000)                            DESCRIPTION                                       PROVISIONS+   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS**--1.3%
P1         $ 200     Jackson Cnty. Pollution Control, 3.90%, 5/01/97, FRDD
                       (Cost $200,000)                                                          N/A         $   200,000
                                                                                                            -----------
                     TOTAL INVESTMENTS--151.6% (COST $23,119,367)                                            23,853,027
                     Other assets in excess of liabilities--2.4%                                                378,948
                     Liquidation value of preferred stock--(54.0)%                                           (8,500,000)
                                                                                                            -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                     $15,731,975
                                                                                                            ===========


--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

     AMBAC          -- American Municipal Bond Assurance Corporation
     C.O.P.         -- Certificate of Participation
     FGIC           -- Financial Guaranty Insurance Company
     F.R.D.D.       -- Floating Rate Daily Demand**
     FSA            -- Financial Security Assurance
     MBIA           -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

-----------
   * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
   + Option Call Provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.
  ++ This bond is prerefunded. See Glossary for definitions.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS

Investments, at value (cost $23,119,367) (Note 1) ....  $23,853,027
Cash .................................................       62,571
Interest receivable ..................................      371,192
Deferred organization expenses and other assets ......        1,922
                                                        -----------
                                                         24,288,712
                                                        -----------

LIABILITIES
Advisory fee payable (Note 2) ........................        6,928
Dividends payable-common stock .......................        5,152
Dividends payable-preferred stock ....................        5,660
Administration fee payable (Note 2) ..................        1,980
Other accrued expenses ...............................       37,017
                                                        -----------
                                                             56,737
                                                        -----------

NET INVESTMENT ASSETS ................................  $24,231,975
                                                        ===========

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...............................     $ 11,271
    Paid-in capital in excess of par .................   15,585,445
  Preferred stock (Note 4) ...........................    8,500,000
                                                        -----------
                                                         24,096,716
  Undistributed net investment income ................       98,047
  Accumulated net realized loss ......................     (696,448)
  Net unrealized appreciation ........................      733,660
                                                        -----------
  Net investment assets, April 30, 1997 ..............  $24,231,975
                                                        ===========

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .........  $15,731,975
                                                        ===========

Net asset value per share:
  ($15,731,975 / 1,127,093 shares of
  common stock issued and outstanding) ...............      $13.96
                                                            ======



--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME

Income
  Interest and discount earned ......................    $ 701,279
                                                         ---------

Expenses
  Investment advisory ...............................       42,610
  Auction agent .....................................       11,000
  Administration ....................................       12,175
  Shareholder reports ...............................       10,000
  Directors .........................................        6,000
  Audit .............................................        5,000
  Transfer agent ....................................        4,000
  Legal .............................................        2,000
  Custodian .........................................        1,600
  Miscellaneous .....................................        5,501
                                                         ---------
  Total expenses ....................................       99,886
                                                         ---------
Net investment income ...............................      601,393
                                                         ---------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on investments ....................       39,699
Net change in unrealized appreciation/depreciation
  on investments ....................................     (303,074)
                                                         ---------
Net loss on investments .............................     (263,375)
                                                         ---------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ....................    $ 338,018
                                                         =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------



                                                                                       SIX MONTHS           YEAR
                                                                                          ENDED             ENDED
                                                                                        APRIL 30,        OCTOBER 31,
                                                                                          1997              1996
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                           ----------        ----------
Operations:
   Net investment income .........................................................    $   601,393       $ 1,163,662
   Net realized gain on investments ..............................................         39,699           106,968
   Net change in unrealized appreciation (depreciation) on investments ...........       (303,074)           42,218
                                                                                      -----------       -----------
   Net increase in net investment assets resulting from operations ...............        338,018         1,312,848

Dividends and distributions:
   To common shareholders from net investment income .............................       (400,846)         (827,678)
   To preferred shareholders from net investment income ..........................       (149,680)         (310,016)
   To common shareholders in excess of net realized gain on investments ..........         (4,875)           (9,017)
   To preferred shareholders in excess of net realized gain on investments .......         (1,819)           (3,394)
                                                                                      -----------       -----------
   Total dividends and distributions .............................................       (557,220)       (1,150,105)
                                                                                      -----------       -----------
     Total (decrease) increase ...................................................       (219,202)          162,743

NET INVESTMENT ASSETS
Beginning of period ..............................................................     24,451,177        24,288,434
                                                                                      -----------       -----------
End of period ....................................................................    $24,231,975       $24,451,177
                                                                                      ===========       ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:                                                                            FOR THE PERIOD
                                                            SIX MONTHS    FOR THE YEAR ENDED OCTOBER 31,     JUNE 4, 1993*
                                                               ENDED      ------------------------------        THROUGH
                                                          APRIL 30, 1997   1996         1995      1994     OCTOBER 31, 1993
                                                           ------------    ----         ----      ----     ----------------
Net asset value, beginning of period ......................  $ 14.15    $  14.01     $  11.69   $  14.77       $  14.10
                                                             -------    --------     --------   --------       --------
   Net investment income ..................................      .53        1.03         1.05        .98            .31
   Net realized and unrealized gain (loss) on investments .     (.23)        .13          2.36     (3.02)           .86
                                                             -------    --------     --------   --------       --------
   Net increase (decrease) from investment operations .....      .30        1.16         3.41      (2.04)          1.17
                                                             -------    --------     --------   --------       --------
Dividends and distributions:
Dividends from net investment income to:
     Common shareholders ..................................    (.36)        (.73)        (.79)      (.79)          (.20)
     Preferred shareholders ...............................    (.13)        (.28)        (.30)      (.20)          (.05)
Distributions from capital gains to:
     Common shareholders ..................................       --          --           --       (.04)            --
     Preferred shareholders ...............................       --          --           --       (.01)            --
Distributions in excess of net realized gain on
   investments to:
   Common shareholders ....................................      ***        (.01)          --         --             --
     Preferred shareholders ...............................      ***         ***           --         --             --
                                                             -------    --------     --------   --------       --------
     Total dividends and distributions ....................    (.49)       (1.02)       (1.09)     (1.04)          (.25)
                                                             -------    --------     --------   --------       --------
Capital charge with respect to issuance of common and
     preferred stock ......................................       --          --           --         --           (.25)
                                                             -------    --------     --------   --------       --------
Net asset value, end of period** ..........................  $ 13.96    $  14.15     $  14.01   $  11.69       $  14.77#
                                                             =======    ========     ========   ========       ========
Per share market value, end of period** ...................  $ 12.75    $  12.25     $ 12.625   $ 10.375       $  14.00
                                                             =======    ========     ========   ========       ========
TOTAL INVESTMENT RETURN+: .................................    7.10%       2.92%       29.29%    (20.98%)          .63%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS++:
Expenses ..................................................    1.26%+++    1.46%        1.44%      1.50%          1.12%+++
Net investment income before preferred stock dividends ....    7.56%+++    7.41%        7.96%      7.34%          5.40%+++
Preferred stock dividends .................................    1.90%+++    2.00%        2.28%      1.55%          0.80%+++
Net investment income available to common shareholders ....    5.66%+++    5.41%        5.68%      5.79%          4.60%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..  $15,911    $ 15,699     $ 14,759   $ 15,015       $ 15,791
Portfolio turnover rate ...................................       5%         73%         112%       206%            13%
Net assets of common shareholders, end of period
   (in thousands) .........................................  $15,732    $ 15,951     $ 15,788   $ 13,174       $ 16,644
Asset coverage per share of preferred stock, end of
   period## ...............................................  $71,287    $ 71,915     $ 71,437   $127,494       $147,907
Preferred stock outstanding (in thousands) ................  $ 8,500    $  8,500     $  8,500   $  8,500       $  8,500

-----------------
   * Commencement of investment operations.
  ** Net asset value and market value are  published in THE WALL STREET  JOURNAL each Monday.
 *** Distributions to Common shareholders for the six months ended April 30, 1997 was $0.0043 per common share and $0.0016 per preferred share. Distribution for 1996 to Common shareholders was $0.0030 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.
   # Net asset value  immediately after the closing of the first public offering was $14.01. ## A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
 +++ Annualized.
     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The BlackRock Florida Investment Quality Municipal
POLICIES                      Trust (the "Trust") was organized in Massachusetts
                              on  April  15,  1993 as a  non-diversified closed-
end management investment company. The Trust had no transactions until May 27, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc., (the "Adviser"). Investment operations commenced on June 4, 1993.

   The Trust's investment objective is to provide high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust has  an  Investment  Advisory  Agreement
                              with  BlackRock  Financial  Management,  Inc. (the
                              "Adviser"),  a  wholly-owned  corporate subsidiary
of PNCAsset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term  investments,  for the six
                              months ended April 30, 1997 aggregated  $1,159,830
                              and $1,222,064, respectively.

   The federal income tax basis of the Trust's investments at April 30, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $733,660 (gross unrealized appreciation $771,304 gross unrealized depreciation $37,644).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1996 of approximately $739,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL               There are 200 million shares  of  $.01  par  value
                              common stock authorized. Of the 1,127,093 shares outstanding at April 30, 1997, the Adviser owned
7,093 shares. As of April 30, 1997 there were 340 shares at Preferred Stock Series R7 outstanding.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 170 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series R7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The stock split occurred on July 24, 1995.

   Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.35% to 4.60% during the six months ended April 30, 1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to   April  30,  1997,  the  Board  of
                              Directors  of  the  Trust  declared dividends from
                              undistributed   earnings  of  $0.0600  per  common
share payable  May 30, 1997 to shareholders of record on May 15, 1997.

   For the period May 1, 1997 through May 31, 1997 dividends declared on Preferred Stock totalled $27,836 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the trasfer agent, as dividend disbursing agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.
      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.
      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800)699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

   (1)To elect the following four Directors to serve as follows:

         DIRECTOR                    CLASS          TERM              EXPIRING
         -------                     -----          ----              -------
         Andrew F. Brimmer ........   III           3 years             2000
         Kent Dixon ...............   III           3 years             2000
         Laurence D. Fink .........   III           3 years             2000
         Walter F. Mondale ........   II            3 years             2000

Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Grosfeld, James Clayburn LaForce, Jr. and Ralph L. Schlosstein.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1997.

Shareholders elected the four Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                  VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                  ---------       -------------     -----------
         Andrew F. Brimmer ........ 829,364              0             10,430
         Kent Dixon ............... 829,364              0             10,430
         Laurence D. Fink ......... 829,364              0             10,430
         Walter F. Mondale ........ 829,364              0             10,430
         Ratification of
           Deloitte & Touche LLP .. 822,198            8,792            8,804

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 100 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nations largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from federal income tax. Florida Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Florida Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RFA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:

Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders  may  have  all  dividends  and   distributions  of  capital  gains
automatically reinvested into additional shares of the Trust.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:

These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1997 were not audited and, accordingly, no opinion is expressed on them.
  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK FLORIDA INVESTMENT
                             QUALITY MUNICIPAL TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM

[RECYCLE LOGO] Printed on recycled paper                            09247B-10-9

================================================================================
THE BLACKROCK
FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
================================================================================
SEMI-ANNUAL REPORT
APRIL 30, 1997

                                   [GRAPHIC]